UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2020

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 4, 2020, Sachem Capital Corp. (the “Company”) consummated the previously announced registered public offering of $13,000,000 aggregate principal amount of 7.75% notes due 2025 (the “Notes”) and realized net proceeds of $12,577,500 from the sale of the Notes after deducting underwriting discounts and commissions of $422,500, but before offering expenses. The Notes were offered pursuant a prospectus supplement, dated August 28, 2020 (the “Prospectus Supplement”), to the Company’s shelf registration statement on Form S-3 (Registration No. 333-236097) (the “Registration Statement”) declared effective by the Securities and Exchange Commission on February 5, 2020 (the “Offering”).

The Notes are unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants a security interest) and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries. The Notes bear interest at the rate of 7.75% per annum beginning on the original issuance date, September 4, 2020, which will be payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year the Notes are outstanding, commencing on December 30, 2020. The unpaid principal balance of the Notes and all accrued but unpaid interest thereon is payable in full on September 4, 2025.

The Notes are subject to: (i) defeasance by the Company. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest if any, on the Notes when due and satisfying any additional conditions required under the Indenture (defined below), the Company will be deemed to have been discharged from its obligations under the Notes; and (ii) an “Asset Coverage Ratio” requirement pursuant to which the Company will not pay any dividends or make distributions in excess of 90% of its taxable income, incur any indebtedness or purchase any shares of its capital stock unless it has an “Asset Coverage Ratio” of at least 150% after giving effect to the payment of such dividend, the making of such distribution or the incurrence of such indebtedness. “Asset Coverage Ratio” means the ratio (expressed as a percentage) of the value of the Company’s total assets bears to the aggregate amount of its indebtedness.

The Company may, at its option, at any time and from time to time, on or after September 4, 2022, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest to, but excluding, the date fixed for redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

The Notes have been approved for listing on the NYSE American LLC with a trading symbol of “SCCC” and are expected to begin trading on September 10, 2020.

In connection with the Offering, the Company and U.S. Bank National Association, as trustee, entered into a Third Supplemental Indenture, dated September 4, 2020 (the “Indenture”). The Indenture provides for the form and terms of the Notes and the issuance of the Notes as a new series of securities of the Company. The Indenture also contains events of default and cure provisions.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference and into the Company’s Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the opinion of Kurzman Eisenberg Corbin & Lever, LLP relating to the validity of the Notes (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01.	Other Events.

On September 4, 2020, the Company issued a press release announcing the closing of its previously announced registered public offering of Notes in the aggregate principal amount of $13.0 million. A copy of the press release announcing the closing is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Third Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.

4.2	Form of 7.75% Note due September 30, 2025 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Kurzman Eisenberg Corbin & Lever, LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release dated September 4, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: September 9, 2020	By:	/s/John L. Villano
John L. Villano, CPA
Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Third Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.

4.2	Form of 7.75% Note due September 30, 2025 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Kurzman Eisenberg Corbin & Lever, LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release dated September 4, 2020.

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